                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                                    811-4018

                      (Investment Company Act File Number)

                           Federated High Yield Trust
        _______________________________________________________________

               (Exact Name of Registrant as Specified in Charter)

                           Federated Investors Funds
                              5800 Corporate Drive
                      Pittsburgh, Pennsylvania 15237-7000
                    (Address of Principal Executive Offices)

                                 (412) 288-1900
                        (Registrant's Telephone Number)

                           John W. McGonigle, Esquire
                           Federated Investors Tower
                              1001 Liberty Avenue
                      Pittsburgh, Pennsylvania 15222-3779
                    (Name and Address of Agent for Service)
               (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End:  2/28/07

              Date of Reporting Period:  Fiscal year ended 2/28/07

ITEM 1.     REPORTS TO STOCKHOLDERS

Federated
World-Class Investment Manager

Federated High Yield Trust

ANNUAL SHAREHOLDER REPORT

February 28, 2007

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND FUND OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Not FDIC Insured * May Lose Value * No Bank Guarantee

Financial Highlights

(For A Share Outstanding Throughout Each Period)

Year Ended February 28 or 29	2007	2006	2005		2004	2003
Net Asset Value, Beginning of Period	$5.97	$6.23	$6.04		$5.43	$5.81
Income From Investment Operations:
Net investment income	0.42 [1]	0.44	0.49		0.48	0.52
Net realized and unrealized gain (loss) on investments, options, foreign currency transactions and swap contracts	0.23	(0.24)	0.19		0.61	(0.38)
TOTAL FROM INVESTMENT OPERATIONS	0.65	0.20	0.68		1.09	0.14
Less Distributions:
Distributions from net investment income	(0.46)	(0.46)	(0.49)		(0.48)	(0.52)
Net Asset Value, End of Period	$6.16	$5.97	$6.23		$6.04	$5.43
Total Return [2]	11.43%	3.48%	11.74	% [3]	20.68%	2.73%

Ratios to Average Net Assets:
Net expenses	0.96%	0.97%	0.94%		0.96%	0.95%
Net investment income	7.05%	7.45%	7.46%		7.71%	9.08%
Expense waiver/reimbursement [4]	0.25%	0.23%	0.28%		0.20%	0.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$275,294	$289,577	$409,355		$497,313	$519,838
Portfolio turnover	42%	28%	48%		68%	64%
Redemption fees consisted of the following per share amounts	$0.00 [5]	$0.01	$0.00	[5]	--	--

1 Per share numbers have been calculated using the average shares method.

2 Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3 During the period ended February 28, 2005, the Fund was reimbursed by the Adviser, which had an impact of 0.34% on the total return.

4 This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

5 Represents less than $0.01.

See Notes which are an integral part of the Financial Statements

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2006 to February 28, 2007.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 9/1/2006	Ending Account Value 2/28/2007	Expenses Paid During Period [1]
Actual	$1,000	$1,083.80	$4.96
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.03	$4.81

1 Expenses are equal to the Fund's annualized net expense ratio of 0.96%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Management's Discussion of Fund Performance

The fund's total return, based on net asset value, for the 12-month reporting period was 11.43%, which consisted of 8.25% of dividend income and 3.18% of appreciation in net asset value of the fund's shares. The total return of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI), 1 a broad-based securities market index, was 11.24% during the 12-month reporting period. The fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the LBHY2%ICI.

HIGH-YIELD MARKET OVERVIEW 2

The high yield market delivered attractive returns relative to most other domestic fixed-income asset classes over the reporting period. The main factor driving the high yield market's attractive performance was continued solid growth in the U.S. economy. This occurred despite considerable economic uncertainty relating to hurricane induced high energy prices at the beginning of the reporting period and weakness in the housing market later in the period. This solid economic performance led to attractive corporate earnings growth and improving credit protection measures for corporate issuers.

1 The LHY2%ICI is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index (LCHYI). The LCHYI is an index that covers the universe of fixed-rate, non-investment grade debt. Payment-in-kind (PIK) bonds, eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step up coupon structures, and 144-As are also included. The index is unmanaged, and unlike the fund, is not affected by cashflows.

2 High-yield, lower-rated securities generally entail greater market, credit and liquidity risks than investment-grade securities and may include higher volatility and higher risks of default.

The high yield market also benefited from low default rates during the reporting period. The 2006 calendar year saw very little default activity with the par value default rate for the calendar year coming in at 0.76%. This was the first sub 1% par value default rate since 1984, 3 and was considerably lower than both the 3.37% recorded in 2005 and the average annual rate of 3.56% recorded between 1978 and 2005. This lower default rate is a by product of the solid economy and a very generous financing environment characterized by strong demand for high yield bonds. 4

The high yield market also benefited from strong returns in the equity markets during the period. Strong equity returns bolstered confidence that the slow down in economic growth in the second half of the reporting period was a healthy mid-cycle slowdown and not something more ominous.

The market also benefited from the Federal Reserve's decisions during the reporting period to pause its lifting of the Fed Funds rate after 17 consecutive increases dating back to June 30, 2004. This pause, and the market's interpretation that the next move may be a decrease, bolstered investor's confidence that the Fed would not overshoot its goal of combating inflation and choke off the economic expansion.

Finally, a substantial amount of new issue supply was met with seemingly insatiable demand as investors reached for additional yield in response to the low default, low volatility environment. These factors led to declining credit spreads. For example, the spread between the Credit Suisse High Yield Bond Index 5 and comparable maturity U.S. Treasury securities decreased from 3.50% on February 28, 2006 to 3.05% on February 28, 2007.

3 Source: Altman High Yield Bond Default and Return Report

4 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

5 Credit Suisse First Boston High Yield Index serves as a benchmark to evaluate the performance of low quality bonds. Low quality is defined as those bonds in the range from BB to CCC and defaults. Investments cannot be made in an index. The index is unmanaged, and unlike the fund, is not affected by cashflows.

Within the high yield market, higher levels of risk were clearly rewarded as the lower quality CCC-rated sector of the market returned 18.89% while the B-rated sector returned 10.62% and the BB-rated sector returned 8.43%. From an industry sector standpoint, the Automotive, Media-Cable, Paper, Retail and Building Material sectors substantially outperformed the LBHY2%ICI. The Healthcare, Energy, Lodging, Gaming, Utility (both Natural Gas and Electric) and Home Construction sectors substantially underperformed the LBHY2%ICI.

FUND PERFORMANCE

The fund outperformed the LBHY2%ICI for the reporting period. Compared to the LBHY2%ICI, overall security selection was the largest factor that positively impacted performance. This was especially true in the Automotive, Healthcare, Media-Non-Cable, Industrial-Other and Retail industry sectors. The fund also benefited from having an underweight position in the weaker performing Energy and Electric Utility sectors. The fund's performance was also aided by an overweight position in the lower quality CCC-rated sector and an underweight position in the higher quality BB-rated sector. Specific fund holdings that outperformed the LBHY2%ICI included: General Nutrition Centers' preferred stock, General Chemical common stock and warrants, General Motors Acceptance Corp., Advanced Accessories Systems, Stanadyne Holdings, Doane Pet Food, Danka Business Systems and Charter Communications.

The fund's performance was negatively impacted by an underweight and poor security selection in the Media-Cable sector and by poor security selection in the Wireless Communications and Packaging sectors. Specific fund holdings that substantially underperformed the LBHY2%ICI included: Magnachip Semiconductor, various long duration securities of HCA Inc., 155 East Tropicana LLC, and Covalence Specialty.

GROWTH OF A $25,000 INVESTMENT

The graph below illustrates the hypothetical investment of $25,000 1 in the Federated High Yield Trust (the "Fund") from February 28, 1997 to February 28, 2007, compared to the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI) 2 and the Lipper High Current Yield Fund Average (LHCYFA). 2

Average Annual Total Returns for the Period Ended 2/28/2007
1 Year	11.43%
5 Years	9.82%
10 Years	4.92%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Fund's performance assumes the reinvestment of all dividends and distributions. The LBHY2%ICI and the LHCYFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

2 The LBHY2%ICI and the LHCYFA are not adjusted to reflect taxes, sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The LHCYFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the respective category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. It is not possible to invest directly in an index or average.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Portfolio of Investments Summary Table

At February 28, 2007, the Fund's index classification 1 was as follows:

Index Classification	Percentage of Total Net Assets
Media--Non-cable	9.6%
Health Care	7.7%
Industrial-Other	6.4%
Utility--Natural Gas	6.1%
Chemicals	6.0%
Gaming	5.5%
Technology	5.1%
Food & Beverage	4.9%
Consumer Products	4.6%
Utility-Electric	4.4%
Automotive	3.4%
Wireless Communications	3.3%
Retailers	2.6%
Energy	2.5%
Wireline Communications	2.5%
Other [2]	18.8%
Cash Equivalents [3]	5.9%
Other Assets and Liabilities--Net [4]	0.7%
TOTAL	100.0%

1 Index classifications are based upon, and individual portfolio securities are assigned to, the classifications and sub-classifications of the Lehman Brothers High Yield 2% Issuer Constrained Index (LBHY2%ICI). Individual portfolio securities that are not included in the LBHY2%ICI are assigned to an index classification by the Fund's adviser.

2 For purposes of this table, index classifications which constitute less than 2.5% of the Fund's total net assets have been aggregated under the designation "Other."

3 Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.

4 Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.

Portfolio of Investments

February 28, 2007

Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--92.8%
		Aerospace / Defense--1.6%
$575,000		Alliant Techsystems, Inc., Sr. Sub. Note, 6.75%, 4/1/2016	$576,437
675,000		DRS Technologies, Inc., Sr. Note, 6.625%, 2/1/2016	680,062
550,000		K&F Acquisition, Inc., Sr. Sub. Note, 7.75%, 11/15/2014	570,625
1,000,000		L-3 Communications Corp., Sr. Sub. Note, 6.125%, 1/15/2014	992,500
850,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, 5.875%, 1/15/2015	833,000
575,000		L-3 Communications Holdings, Inc., Sr. Sub. Note, Series B, 6.375%, 10/15/2015	575,000
225,000	[1,2]	TransDigm, Inc., Sr. Sub. Note, 7.75%, 7/15/2014	232,312
		TOTAL	4,459,936
		Automotive--3.4%
575,000		Cooper-Standard Automotive, Inc., Sr. Sub. Note, 8.375%, 12/15/2014	485,875
1,025,000		Ford Motor Co., Unsecd. Note, 7.45%, 7/16/2031	827,687
1,250,000		Ford Motor Credit Co., Floating Rate Note - Sr. Note, 8.11%, 1/13/2012	1,258,249
1,200,000		Ford Motor Credit Co., Note, 7.25%, 10/25/2011	1,181,579
400,000		Ford Motor Credit Co., Sr. Note, 9.875%, 8/10/2011	431,971
825,000		Ford Motor Credit Co., Sr. Unsecd. Note, 8.00%, 12/15/2016	815,776
1,275,000		General Motors Corp., Deb., 7.40%, 9/1/2025	1,080,562
500,000		General Motors Corp., Note, 7.125%, 7/15/2013	477,500
500,000		General Motors Corp., Note, 8.375%, 7/15/2033	466,250
275,000		TRW Automotive, Inc., Sr. Note, 9.375%, 2/15/2013	296,656
775,000		TRW Automotive, Inc., Sr. Sub. Note, 11.00%, 2/15/2013	853,469
300,000		Tenneco Automotive, Inc., Sr. Sub. Note, 8.625%, 11/15/2014	314,250
900,000		United Components, Inc., Sr. Sub. Note, 9.375%, 6/15/2013	945,000
		TOTAL	9,434,824
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Building Materials--1.4%
$425,000		Collins & Aikman Floorcoverings, Inc., Company Guarantee, 9.75%, 2/15/2010	$436,687
341,000		Goodman Global Holdings, Inc., Floating Rate Note, Series B, 8.36%, 6/15/2012	346,115
275,000		Goodman Global Holdings, Inc., Sr. Sub. Note, 7.875%, 12/15/2012	281,875
375,000		Norcraft Cos. LLC, Sr. Sub. Note, Series WI, 9.00%, 11/1/2011	390,000
750,000		Norcraft Holdings LP, Sr. Disc. Note, 0/9.75%, 9/1/2012	682,500
300,000		Nortek Holdings, Inc., Sr. Disc. Note, 0/10.75%, 3/1/2014	237,000
400,000		Nortek Holdings, Inc., Sr. Sub. Note, 8.50%, 9/1/2014	409,000
875,000	[1,2]	Panolam Industries International, Inc., Sr. Sub. Note, 10.75%, 10/1/2013	945,000
200,000		Texas Industries, Inc., Sr. Note, 7.25%, 7/15/2013	205,000
		TOTAL	3,933,177
		Chemicals--5.6%
525,000		Chemtura Corp., Sr. Note, 6.875%, 6/1/2016	511,875
1,525,000		Compass Minerals International, Inc., Sr. Disc. Note, 0/12.75%, 12/15/2012	1,532,625
1,793,000		Crystal US Holdings, Sr. Disc. Note, 10/1/2014	1,577,840
819,000		Crystal US Holdings, Sr. Sub. Note, 9.625%, 6/15/2014	914,209
850,000		Equistar Chemicals LP, Sr. Note, 10.125%, 9/1/2008	903,125
1,300,000	[1,2]	Hexion U.S. Finance Corp., Sr. Secd. Note, 9.75%, 11/15/2014	1,384,500
1,025,000	[1,2]	Invista, Unit, 9.25%, 5/1/2012	1,096,750
603,000		Koppers, Inc., Sr. Secd. Note, 9.875%, 10/15/2013	660,285
1,025,000		Lyondell Chemical Co., Sr. Unsecd. Note, 8.25%, 9/15/2016	1,107,000
275,000	[1,2]	Mosaic Co./The, Sr. Note, 7.375%, 12/1/2014	285,312
525,000	[1,2]	Mosaic Co./The, Sr. Note, 7.625%, 12/1/2016	549,937
1,375,000		Nalco Co., Sr. Sub. Note, 8.875%, 11/15/2013	1,471,250
1,175,000	[1,2]	Nell AF SARL, Sr. Note, 8.375%, 8/15/2015	1,245,500
550,000		PQ Corp., Sr. Sub. Note, Series WI, 7.50%, 2/15/2013	556,875
800,000	[1,2]	Terra Capital, Inc., Sr. Note, 7.00%, 2/1/2017	800,000
425,000		Union Carbide Corp., Deb., 7.50%, 6/1/2025	466,284
300,000		Union Carbide Corp., Sr. Deb., 7.875%, 4/1/2023	336,130
		TOTAL	15,399,497
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Construction Machinery--0.3%
$875,000		Case New Holland, Sr. Note, 9.25%, 8/1/2011	$927,500
5,525,000	[3]	Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2049	0
		TOTAL	927,500
		Consumer Products--4.6%
1,150,000		AAC Group Holding Corp., Sr. Disc. Note, 0/10.25%, 10/1/2012	1,046,500
259,651		AAC Group Holding Corp., Sr. PIK Deb., Series WI, 12.75%, 10/1/2012	294,055
450,000		American Achievement Corp., Sr. Sub. Note, 8.25%, 4/1/2012	466,875
675,000		American Greetings Corp., Sr. Note, 7.375%, 6/1/2016	701,156
750,000		Church and Dwight, Inc., Sr. Sub. Note, 6.00%, 12/15/2012	736,875
850,000	[1,3]	Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	0
1,450,000	[1,3]	Diamond Brands, Inc., Sr. Disc. Deb., 12.875%, 4/15/2009	0
1,000,000		Jarden Corp., Sr. Sub. Note, 7.50%, 5/1/2017	1,018,750
2,700,000		Jostens Holding Corp., Discount Bond, 0/10.25%, 12/1/2013	2,484,000
875,000		Jostens IH Corp., Sr. Sub. Note, 7.625%, 10/1/2012	901,250
575,000		Leiner Health Products, Unsecd. Note, 11.00%, 6/1/2012	612,375
1,325,000		Playtex Products, Inc., Company Guarantee, 9.375%, 6/1/2011	1,376,344
525,000		Sealy Mattress Co., Sr. Sub. Note, 8.25%, 6/15/2014	556,500
775,000		Spectrum Brands, Inc., Sr. Sub. Note, 7.375%, 2/1/2015	663,594
1,100,000		True Temper Sports, Inc., Sr. Sub. Note, 8.375%, 9/15/2011	990,000
650,000		Visant Holding Corp., Sr. Note, 8.75%, 12/1/2013	697,125
		TOTAL	12,545,399
		Energy--2.5%
850,000		Basic Energy Services, Inc., Company Guarantee, 7.125%, 4/15/2016	835,125
1,000,000		Chesapeake Energy Corp., Company Guarantee, 6.875%, 11/15/2020	1,007,500
275,000		Chesapeake Energy Corp., Sr. Note, 6.875%, 1/15/2016	279,812
375,000		Chesapeake Energy Corp., Sr. Note, 7.50%, 9/15/2013	392,812
100,000		Cie Generale de Geophysique, Company Guarantee, 7.50%, 5/15/2015	102,500
125,000		Cie Generale de Geophysique, Sr. Unsecd. Note, 7.75%, 5/15/2017	130,000
525,000	[1,2]	Complete Production Services, Inc., Sr. Note, 8.00%, 12/15/2016	539,437
250,000		Grant Prideco, Inc., Sr. Unsecd. Note, Series B, 6.125%, 8/15/2015	245,000
675,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 7.75%, 11/1/2015	678,375
400,000	[1,2]	Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Note, 9.00%, 6/1/2016	428,000
925,000		Pioneer Natural Resources, Inc., Bond, 6.875%, 5/1/2018	931,150
500,000		Range Resources Corp., Sr. Sub. Note, 6.375%, 3/15/2015	492,500
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Energy--continued
$400,000		Range Resources Corp., Sr. Sub. Note, 7.375%, 7/15/2013	$411,000
450,000		Range Resources Corp., Sr. Sub. Note, 7.50%, 5/15/2016	464,625
		TOTAL	6,937,836
		Entertainment--1.4%
525,000		AMC Entertainment, Inc., Sr. Sub. Note, 9.875%, 2/1/2012	554,531
375,000		Cinemark USA, Sr. Sub. Note, 9.00%, 2/1/2013	400,312
1,350,000		Cinemark, Inc., Sr. Disc. Note, 0/9.75%, 3/15/2014	1,218,375
650,000	[1,2]	Hard Rock Park Operations LLC, Sr. Secd. Note, 10.12%, 4/1/2012	659,750
975,000		Universal City Development Partners Ltd., Sr. Note, 11.75%, 4/1/2010	1,040,812
		TOTAL	3,873,780
		Environmental--1.0%
1,350,000		Allied Waste North America, Inc., Note, Series B, 7.125%, 5/15/2016	1,378,687
825,000		Allied Waste North America, Inc., Sr. Secd. Note, 6.875%, 6/1/2017	822,937
488,000		Clean Harbors, Inc., Sr. Secd. Note, 11.25%, 7/15/2012	550,172
		TOTAL	2,751,796
		Financial Institutions--1.8%
1,025,000		American Real Estate Partners LP Finance, Sr. Note, 7.125%, 2/15/2013	1,014,750
2,175,000		General Motors Acceptance Corp., 6.875%, 9/15/2011	2,203,223
1,600,000		General Motors Acceptance Corp., 8.00%, 11/1/2031	1,769,267
		TOTAL	4,987,240
		Food & Beverage--4.9%
1,800,000		ASG Consolidated LLC, Sr. Disc. Note, 0/11.50%, 11/1/2011	1,629,000
650,000	[1,2]	Aramark Corp., Floating Rate Note - Sr. Note, 8.86%, 2/1/2015	674,375
575,000	[1,2]	Aramark Corp., Sr. Note, 8.50%, 2/1/2015	600,156
825,000		B&G Foods Holdings Corp., Sr. Note, 8.00%, 10/1/2011	837,375
675,000		Constellation Brands, Inc., Sr. Note, 7.25%, 9/1/2016	703,687
675,000		Cott Beverages, Inc., Company Guarantee, 8.00%, 12/15/2011	694,406
925,000		Dean Foods Co., Company Guarantee, 7.00%, 6/1/2016	959,687
1,550,000		Del Monte Corp., Sr. Sub. Note, 6.75%, 2/15/2015	1,534,500
900,000	[1,2]	Eurofresh, Inc., Sr. Note, 11.50%, 1/15/2013	886,500
1,075,000		Michael Foods, Inc., Sr. Sub. Note, 8.00%, 11/15/2013	1,104,562
725,000	[1,2]	Nutro Products, Inc., Sr. Sub. Note, 10.75%, 4/15/2014	801,125
925,000		Pierre Foods, Inc., Sr. Sub. Note, 9.875%, 7/15/2012	957,375
1,450,000		Reddy Ice Group, Inc., Sr. Disc. Note, 0/10.50%, 11/1/2012	1,319,500
650,000		Smithfield Foods, Inc., Note, 7.75%, 5/15/2013	676,812
		TOTAL	13,379,060
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Gaming--5.5%
$850,000		155 East Tropicana LLC, Sr. Secd. Note, 8.75%, 4/1/2012	$807,500
750,000		Boyd Gaming Corp., Sr. Sub. Note, 8.75%, 4/15/2012	785,625
1,000,000	[1,2]	Galaxy Entertainment Finance Co. Ltd., Company Guarantee, 9.875%, 12/15/2012	1,096,250
625,000		Global Cash Access LLC, Sr. Sub. Note, 8.75%, 3/15/2012	659,375
250,000	[1,2]	Great Canadian Gaming Corp., Sr. Sub. Note, 7.25%, 2/15/2015	255,000
350,000		Herbst Gaming, Inc., Sr. Sub. Note, 7.00%, 11/15/2014	343,000
675,000		Jacobs Entertainment, Inc., Sr. Note, 9.75%, 6/15/2014	712,125
2,400,000		MGM Mirage, Sr. Note, 5.875%, 2/27/2014	2,244,000
1,000,000		MTR Gaming Group, Inc., Company Guarantee, Series B, 9.75%, 4/1/2010	1,052,500
275,000		MTR Gaming Group, Inc., Sr. Sub. Note, Series B, 9.00%, 6/1/2012	289,437
2,000,000		Mandalay Resort Group, Sr. Sub. Note, 10.25%, 8/1/2007	2,045,000
650,000		Park Place Entertainment Corp., Sr. Sub. Note, 7.875%, 3/15/2010	689,000
500,000		Park Place Entertainment Corp., Sr. Sub. Note, 8.125%, 5/15/2011	531,875
675,000		Penn National Gaming, Inc., Sr. Sub. Note, 6.75%, 3/1/2015	653,062
225,000	[1,2]	San Pasqual Casino Development Group, Inc., Sr. Note, 8.00%, 9/15/2013	232,312
925,000		Station Casinos, Inc., Sr. Note, 6.00%, 4/1/2012	901,875
700,000		Station Casinos, Inc., Sr. Note, 7.75%, 8/15/2016	722,750
650,000	[1,2]	Tunica-Biloxi Gaming Authority, Sr. Unsecd. Note, 9.00%, 11/15/2015	693,875
400,000		Wynn Las Vegas LLC, 1st Mtg. Note, 6.625%, 12/1/2014	398,000
		TOTAL	15,112,561
		Health Care--7.7%
525,000		AMR Holding Co. /Emcare Holding Co., Sr. Sub. Note, 10.00%, 2/15/2015	580,125
850,000		Accellent, Inc., Sr. Sub., 10.50%, 12/1/2013	888,250
1,700,000		AmeriPath, Inc., Company Guarantee, 10.50%, 4/1/2013	1,844,500
575,000	[1,2]	AmeriPath, Inc., Sr. Unsecd. Note, 10.64%, 2/15/2014	577,875
550,000		Bio Rad Laboratories, Inc., Sr. Sub. Note, 6.125%, 12/15/2014	536,250
2,950,000		CDRV Investors, Inc., Sr. Disc. Note, 0/9.625%, 1/1/2015	2,382,125
875,000		CRC Health Corp., Sr. Sub. Note, 10.75%, 2/1/2016	962,500
775,000		Concentra Operating Corp., Sr. Sub. Note, 9.50%, 8/15/2010	823,437
825,000		Fisher Scientific International, Inc., Sr. Sub. Note, 6.125%, 7/1/2015	838,270
725,000		HCA, Inc., Sr. Note, 6.375%, 1/15/2015	627,125
1,225,000		HCA, Inc., Sr. Note, 7.50%, 11/6/2033	1,053,500
1,825,000	[1,2]	HCA, Inc., Sr. Secd. 2nd Priority Note, 9.25%, 11/15/2016	1,959,594
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Health Care--continued
$2,200,000	[1,2]	HCA, Inc., Sr. Secd. 2nd Priority Note, 9.625%, 11/15/2016	$2,381,500
875,000		National Mentor Holdings, Inc., Sr. Sub. Note, 11.25%, 7/1/2014	973,437
825,000		Omnicare, Inc., Sr. Sub. Note, 6.875%, 12/15/2015	820,875
600,000		Psychiatric Solutions, Inc., Sr. Sub. Note, 7.75%, 7/15/2015	612,000
575,000		VWR International, Inc., Sr. Sub. Note, 8.00%, 4/15/2014	586,500
800,000		Vanguard Health Holdings II, Sr. Sub. Note, 9.00%, 10/1/2014	826,000
450,000		Ventas Realty LP, Sr. Note, 6.50%, 6/1/2016	456,750
900,000		Ventas Realty LP, Sr. Note, 6.625%, 10/15/2014	919,125
175,000		Ventas Realty LP, Sr. Note, 6.75%, 4/1/2017	180,687
425,000		Ventas Realty LP, Sr. Note, 7.125%, 6/1/2015	445,719
		TOTAL	21,276,144
		Industrial - Other--6.3%
1,375,000		ALH Finance LLC/ALH Finance Corp., Sr. Sub. Note, 8.50%, 1/15/2013	1,388,750
550,000		American Tire Distributors, Inc., Sr. Note, 10.75%, 4/1/2013	548,625
600,000	[1,2]	Amsted Industries, Inc., Sr. Note, 10.25%, 10/15/2011	645,750
950,000	[1,2]	Baker & Taylor Acquisition Corp., Sr. Secd. Note, 11.50%, 7/1/2013	985,625
600,000		Baldor Electric Co., Sr. Note, 8.625%, 2/15/2017	633,750
675,000		Da-Lite Screen Co., Inc., Sr. Note, 9.50%, 5/15/2011	710,437
275,000	[1,2]	ESCO Corp., Floating Rate Note - Sr. Note, 9.235%, 12/15/2013	287,375
225,000	[1,2]	ESCO Corp., Sr. Note, 8.625%, 12/15/2013	239,062
1,225,000		Education Management LLC, Sr. Sub. Note, 10.25%, 6/1/2016	1,335,250
725,000		Hawk Corp., Sr. Note, 8.75%, 11/1/2014	730,437
800,000		Interline Brands, Inc., Sr. Sub. Note, 8.125%, 6/15/2014	824,000
1,450,000	[1,2]	Knowledge Learning Corp., Sr. Sub. Note, 7.75%, 2/1/2015	1,431,875
625,000	[1,2]	Mobile Services Group, Inc./Mobile Storage Group, Inc., Sr. Note, 9.75%, 8/1/2014	668,750
300,000		Mueller Group, Inc., Sr. Sub. Note, 10.00%, 5/1/2012	326,250
900,000		Norcross Safety Products, Sr. Sub. Note, Series B, 9.875%, 8/15/2011	958,500
775,000	[1,2]	Rental Service Corp., Sr. Note, 9.50%, 12/1/2014	829,250
1,179,701		Safety Products Holdings, Inc., Sr. Note, Series B, 11.75%, 11/1/2012	1,274,077
725,000		Sensus Metering Systems, Inc., Sr. Sub. Note, 8.625%, 12/15/2013	735,875
875,000		Stanadyne Corp., Sr. Sub. Note, 10.00%, 8/15/2014	912,187
625,000		Stanadyne Holdings, Inc., Sr. Disc. Note, 2/15/2015	471,875
775,000		Superior Essex Communications LLC, Sr. Note, 9.00%, 4/15/2012	802,125
550,000		Valmont Industries, Inc., Sr. Sub. Note, 6.875%, 5/1/2014	558,250
		TOTAL	17,298,075
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Lodging--1.3%
$575,000		Gaylord Entertainment Co., Sr. Note, 6.75%, 11/15/2014	$567,094
425,000		Host Hotels & Resorts LP, Sr. Note, 6.875%, 11/1/2014	434,562
800,000		Host Marriott LP, Company Guarantee, 6.375%, 3/15/2015	794,000
425,000		Host Marriott LP, Note, Series Q, 6.75%, 6/1/2016	429,250
500,000		Lodgenet Entertainment, Sr. Sub. Note, 9.50%, 6/15/2013	538,750
625,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.00%, 6/15/2013	651,291
275,000		Royal Caribbean Cruises Ltd., Sr. Note, 7.25%, 6/15/2016	288,552
		TOTAL	3,703,499
		Media - Cable--1.8%
584,000		CCH I LLC, Sr. Disc. Note, 11.00%, 10/1/2015	610,280
900,000		CSC Holdings, Inc., Sr. Note, 7.25%, 7/15/2008	915,750
1,050,000		CSC Holdings, Inc., Sr. Note, 7.875%, 12/15/2007	1,065,750
2,050,000		Charter Communications Holdings II, Sr. Note, 10.25%, 9/15/2010	2,167,875
225,000		Videotron Ltee, Sr. Note, 6.375%, 12/15/2015	222,187
		TOTAL	4,981,842
		Media - Non-Cable--9.6%
275,000		Advanstar Communications, Company Guarantee, Series B, 12.00%, 2/15/2011	286,687
675,000		Advanstar, Inc., Company Guarantee, Series B, 15.00%, 10/15/2011	705,375
1,038,768		Affinity Group Holding, Inc., Sr. Note, 10.875%, 2/15/2012	1,038,768
400,000		Affinity Group, Inc., Sr. Sub. Note, 9.00%, 2/15/2012	410,000
1,175,000		CBD Media Holdings, Sr. Note, 9.25%, 7/15/2012	1,233,750
325,000		CBD Media LLC, Sr. Sub. Note, 8.625%, 6/1/2011	338,000
100,000		DIRECTV Holdings LLC, Sr. Note, 6.375%, 6/15/2015	96,625
1,170,000		DIRECTV Holdings LLC, Sr. Note, 8.375%, 3/15/2013	1,241,662
2,134,000		Dex Media West LLC, Sr. Sub. Note, Series B, 9.875%, 8/15/2013	2,334,062
325,000		Dex Media, Inc., Discount Bond, 0/9.00%, 11/15/2013	302,250
1,325,000		Echostar DBS Corp., Sr. Note, 6.375%, 10/1/2011	1,334,938
1,175,000	[1,2]	Idearc, Inc., Sr. Note, 8.00%, 11/15/2016	1,213,188
2,500,000	[1,2]	Intelsat Bermuda Ltd., Sr. Note, 11.25%, 6/15/2016	2,843,750
1,300,000		Intelsat Intermediate Holding Co. Ltd., Sr. Disc. Note, 0/9.25%, 2/1/2015	1,082,250
675,000		Intelsat Subsidiary Holding Co. Ltd., Sr. Note, 8.625%, 1/15/2015	729,000
950,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	940,500
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Media - Non-Cable--continued
$425,000		Lamar Media Corp., Sr. Sub. Note, 6.625%, 8/15/2015	$420,750
325,000	[1,2]	Medimedia USA, Inc., Sr. Sub. Note, 11.375%, 11/15/2014	342,875
825,000		PanAmSat Corp., Sr. Note, 9.00%, 8/15/2014	895,125
675,000		Quebecor Media, Inc., Sr. Unsecd. Note, Series WI, 7.75%, 3/15/2016	695,250
800,000		R.H. Donnelley Corp., Sr. Disc. Note, Series A-2, 6.875%, 1/15/2013	784,000
450,000		R.H. Donnelley Corp., Sr. Disc. Note, Series W1, 6.875%, 1/15/2013	441,000
850,000		R.H. Donnelley Corp., Sr. Note, Series A-3, 8.875%, 1/15/2016	911,625
850,000	[1,2]	Rainbow National Services LLC, Sr. Sub. Note, 10.375%, 9/1/2014	956,250
400,000		Readers Digest Association, Inc., Sr. Note, Series 144A, 6.50%, 3/1/2011	417,980
575,000	[1,2]	Readers Digest Association, Inc., Sr. Sub. Note, 9.00%, 2/15/2017	573,563
475,000		Sirius Satellite Radio, Inc., Sr. Unsecd. Note, 9.625%, 8/1/2013	482,125
875,000		Southern Graphics Systems, Inc., Sr. Sub. Note, Series WI, 12.00%, 12/15/2013	931,875
1,150,000	[1,2]	WDAC Subsidiary Corp., Sr. Note, Series 144A, 8.50%, 12/1/2014	1,635,991
550,000		XM Satellite Radio, Inc., Sr. Note, 9.75%, 5/1/2014	558,250
459,485		Ziff Davis Media, Inc., Company Guarantee, Series B, 12.00%, 8/12/2009	323,363
		TOTAL	26,500,827
		Metals & Mining--0.7%
600,000	[1,2]	Aleris International, Inc., Sr. Note, 9.00%, 12/15/2014	639,000
500,000	[1,2]	Aleris International, Inc., Sr. Sub. Note, 10.00%, 12/15/2016	530,000
650,000		Novelis, Inc., Company Guarantee, 7.25%, 2/15/2015	679,250
		TOTAL	1,848,250
		Packaging--1.8%
925,000		Ball Corp., Sr. Note, 6.625%, 3/15/2018	927,313
850,000		Berry Plastics Corp., Sr. Secd. Note, 8.875%, 9/15/2014	884,000
1,125,000		Crown Americas LLC, Sr. Note, 7.75%, 11/15/2015	1,181,250
1,475,000		Owens-Illinois, Inc., Sr. Note, 7.35%, 5/15/2008	1,497,125
400,000	[1,2]	Plastipak Holdings, Sr. Note, 8.50%, 12/15/2015	419,000
411,058	[1,3]	Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	19,073
		TOTAL	4,927,761
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Paper--2.1%
$625,000		Abitibi-Consolidated, Inc., Sr. Note, 8.375%, 4/1/2015	$610,938
1,350,000		Graphic Packaging International Corp., Sr. Sub. Note, 9.50%, 8/15/2013	1,446,188
602,826	[1,2]	JSG Holding PLC, Sr. Note, 11.50%, 10/1/2015	845,216
700,000		Jefferson Smurfit Corp., Company Guarantee, 8.25%, 10/1/2012	717,500
725,000		MDP Acquisitions PLC, 9.625%, 10/1/2012	773,031
225,000		Mercer International, Inc., 9.25%, 2/15/2013	225,563
1,000,000		NewPage Corp., Sr. Sub. Note, 12.00%, 5/1/2013	1,095,000
		TOTAL	5,713,436
		Restaurants--0.8%
375,000		Dave & Buster's, Inc., Sr. Note, 11.25%, 3/15/2014	394,688
525,000		El Pollo Loco, Inc., Company Guarantee, 11.75%, 11/15/2013	585,375
525,000		Landry's Seafood Restaurants, Inc., Sr. Note, Series B, 7.50%, 12/15/2014	525,000
575,000	[1,2]	Seminole Hard Rock Entertainment, Inc. /Seminole Hard Rock International LLC, Sr. Secd. Note, 7.848%, 3/15/2014	581,469
		TOTAL	2,086,532
		Retailers--2.6%
250,000		AutoNation, Inc., Company Guarantee, 7.00%, 4/15/2014	254,688
500,000		AutoNation, Inc., Floating Rate Note - Sr. Note, 7.36%, 4/15/2013	510,000
1,300,000		Couche-Tard Financing Corp., Sr. Sub. Note, 7.50%, 12/15/2013	1,339,000
1,191,000		FTD, Inc., Sr. Sub. Note, 7.75%, 2/15/2014	1,202,910
925,000		General Nutrition Center, Sr. Sub. Note, 8.50%, 12/1/2010	987,264
950,000		NBC Acquisition Corp., Sr. Disc. Note, 0/11.00%, 3/15/2013	795,625
600,000		Nebraska Book Co., Inc., Sr. Sub. Note, 8.625%, 3/15/2012	603,000
275,000	[1,2]	The Yankee Candle Co., Inc., Sr. Note, 8.50%, 2/15/2015	282,563
575,000	[1,2]	The Yankee Candle Co., Inc., Sr. Sub. Note, 9.75%, 2/15/2017	592,250
675,000	[1,2]	United Auto Group, Inc., Sr. Sub. Note, 7.75%, 12/15/2016	690,188
		TOTAL	7,257,488
		Services--1.0%
875,000		Insurance Automotive Auctions, Inc., Sr. Note, 11.00%, 4/1/2013	993,125
575,000	[1,2]	West Corp., Sr. Note, 9.50%, 10/15/2014	608,063
1,175,000	[1,2]	West Corp., Sr. Sub. Note, 11.00%, 10/15/2016	1,277,813
		TOTAL	2,879,001
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Technology--5.1%
$1,075,000	[1,2]	Activant Solutions, Inc., Sr. Sub. Note, 9.50%, 5/1/2016	$1,061,563
700,000	[1,2]	Compucom System, Inc., Sr. Note, 12.00%, 11/1/2014	736,750
475,000		Danka Business Systems PLC, Sr. Note, 11.00%, 6/15/2010	491,625
675,000	[1,2]	Firestone Acquisition Corp., Sr. Note, 8.875%, 12/15/2014	687,656
475,000		MagnaChip Semiconductor S.A., Sr. Sub. Note, 8.00%, 12/15/2014	353,875
1,075,000	[1,2]	Open Solutions, Inc., Sr. Sub. Note, 9.75%, 2/1/2015	1,115,313
750,000		SERENA Software, Inc., Sr. Sub. Note, 10.375%, 3/15/2016	815,625
950,000		SS&C Technologies, Inc., Sr. Sub. Note, 11.75%, 12/1/2013	1,061,625
850,000		Seagate Technology HDD Holdings, Sr. Note, 6.80%, 10/1/2016	860,625
422,000		Smart Modular Technologies, Inc., Sr. Secd. Note, 10.86%, 4/1/2012	447,320
1,250,000		SunGard Data Systems, Inc., Sr. Note, Series WI, 9.125%, 8/15/2013	1,340,625
875,000		SunGard Data Systems, Inc., Sr. Sub. Note, Series WI, 10.25%, 8/15/2015	955,938
1,425,000		UGS Corp., Sr. Sub. Note, 10.00%, 6/1/2012	1,567,500
1,175,000		Xerox Corp., Sr. Note, 9.75%, 1/15/2009	1,269,694
350,000		Xerox Corp., Sr. Unsecd. Note, 6.40%, 3/15/2016	364,673
775,000		iPayment Holdings, Inc., Sr. Sub. Note, Series WI, 9.75%, 5/15/2014	798,250
		TOTAL	13,928,657
		Textile--0.3%
675,000		Warnaco Group, Inc., Sr. Note, 8.875%, 6/15/2013	722,250
		Tobacco--0.5%
1,225,000		Reynolds American, Inc., Sr. Secd. Note, 7.75%, 6/1/2018	1,355,322
		Transportation--0.9%
4,950,000	[3]	AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%, 12/31/2049	0
225,000	[1,2]	American Railcar Industries, Inc., Sr. Note, 7.50%, 3/1/2014	230,063
725,000		Hertz Corp., Sr. Note, 8.875%, 1/1/2014	784,813
1,150,000		Hertz Corp., Sr. Sub. Note, 10.50%, 1/1/2016	1,316,750
175,000		Stena AB, Sr. Note, 7.00%, 12/1/2016	175,438
3,125,000	[3]	The Holt Group, Inc., Company Guarantee, 9.75%, 1/15/2049	0
		TOTAL	2,507,064
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Utility - Electric--4.4%
$250,000		CMS Energy Corp., Sr. Note, 6.875%, 12/15/2015	$261,875
225,000		CMS Energy Corp., Sr. Note, 7.50%, 1/15/2009	231,188
1,350,000		Edison Mission Energy, Sr. Note, 7.75%, 6/15/2016	1,437,750
725,000		Edison Mission Holding Co., Sr. Note, 7.73%, 6/15/2009	752,188
387,545	[1,2]	FPL Energy National Wind, Note, 6.125%, 3/25/2019	379,542
325,000		NRG Energy, Inc., Sr. Note, 7.25%, 2/1/2014	332,313
850,000		NRG Energy, Inc., Sr. Note, 7.375%, 1/15/2017	867,000
1,500,000		NRG Energy, Inc., Sr. Note, 7.375%, 2/1/2016	1,533,750
125,000		Nevada Power Co., Mtg. Note, 6.50%, 4/15/2012	131,154
1,072,000		Nevada Power Co., Mtg. Note, 9.00%, 8/15/2013	1,164,716
375,000		Nevada Power Co., Mtg. Note, Series L, 5.875%, 1/15/2015	382,806
475,000		Nevada Power Co., Second Mortgage Notes, Series O, 6.50%, 5/15/2018	506,353
300,000		Northwestern Corp., Note, 5.875%, 11/1/2014	298,659
1,850,000		PSEG Energy Holdings, Sr. Note, 10.00%, 10/1/2009	2,028,063
625,000		Sierra Pacific Resources, Sr. Note, Series WI, 6.75%, 8/15/2017	639,711
275,000		TECO Energy, Inc., Sr. Note, 6.75%, 5/1/2015	290,125
675,000		TXU Corp., Sr. Note, Series P, 5.55%, 11/15/2014	620,751
300,000		TXU Corp., Sr. Note, Series Q, 6.50%, 11/15/2024	273,388
		TOTAL	12,131,332
		Utility - Natural Gas--6.1%
1,225,000		AmeriGas Partners LP, Sr. Note, 7.125%, 5/20/2016	1,237,250
875,000		El Paso Corp., Sr. Note, 7.80%, 8/1/2031	959,219
1,950,000		El Paso Production Holding Co., Company Guarantee, 7.75%, 6/1/2013	2,047,500
1,350,000		Holly Energy Partners LP, Sr. Note, 6.25%, 3/1/2015	1,285,875
775,000		Inergy LP, Sr. Note, 6.875%, 12/15/2014	767,250
200,000		Pacific Energy Partners LP, Sr. Note, 6.25%, 9/15/2015	203,629
750,000		Pacific Energy Partners LP, Sr. Note, 7.125%, 6/15/2014	787,292
850,000	[1,2]	Regency Energy Partners LP, Sr. Unsecd. Note, 8.375%, 12/15/2013	873,375
800,000		Semco Energy, Inc., Sr. Note, 7.125%, 5/15/2008	811,029
800,000		Southern Star Central Corp., Sr. Note, 6.75%, 3/1/2016	806,000
1,500,000		Tennessee Gas Pipeline, Bond, 8.375%, 6/15/2032	1,900,340
Principal Amount or Foreign Currency Par Amount			Value in U.S. Dollars
		CORPORATE BONDS--continued
		Utility - Natural Gas--continued
$850,000		Tennessee Gas Pipeline, Sr. Deb., 7.50%, 4/1/2017	$959,670
925,000		Transcontinental Gas Pipe Corp., Sr. Note, 8.875%, 7/15/2012	1,055,656
250,000		Transcontinental Gas Pipe Corp., Sr. Unsecd. Note, 6.40%, 4/15/2016	260,313
2,475,000		Williams Cos., Inc., Note, 7.625%, 7/15/2019	2,697,750
		TOTAL	16,652,148
		Wireless Communications--3.3%
300,000		Centennial Cellular Corp., Floating Rate Note - Sr. Note, 11.11%, 1/1/2013	318,000
700,000		Centennial Communications Corp., Sr. Note, 10.00%, 1/1/2013	759,500
425,000	[1,2]	Cricket Communications, Inc., Sr. Note, 9.375%, 11/1/2014	450,500
650,000	[1,2]	Digicel Ltd., Sr. Note, 9.25%, 9/1/2012	695,500
575,000	[1,2]	Digicel Ltd., Sr. Note, 9.125%, 1/15/2015	561,344
850,000	[1,2]	MetroPCS Wireless, Inc., Sr. Note, 9.25%, 11/1/2014	896,750
1,400,000		Nextel Communications, Inc., Sr. Note, Series E, 6.875%, 10/31/2013	1,438,631
1,750,000		Rogers Wireless, Inc., 6.375%, 3/1/2014	1,804,688
300,000		Rogers Wireless, Inc., Floating Rate Note - Sr. Secured Note, 8.485%, 12/15/2010	306,750
150,000		Rogers Wireless, Inc., Sr. Secd. Note, 7.25%, 12/15/2012	161,813
125,000		Rogers Wireless, Inc., Sr. Secd. Note, 7.50%, 3/15/2015	137,813
575,000		Rogers Wireless, Inc., Sr. Sub. Note, 8.00%, 12/15/2012	615,969
925,000		US Unwired, Inc., Sr. Secd. Note, 10.00%, 6/15/2012	1,015,170
		TOTAL	9,162,428
		Wireline Communications--2.5%
325,000		AT&T Corp., Sr. Note, 8.00%, 11/15/2031	414,366
950,000		Citizens Communications Co., 9.00%, 8/15/2031	1,056,875
3,575,000		Qwest Corp., Note, 8.875%, 3/15/2012	3,968,250
725,000		Valor Telecommunications Enterprises, Sr. Note, 7.75%, 2/15/2015	786,625
475,000		Windstream Corp., Sr. Note, 8.625%, 8/1/2016	522,500
		TOTAL	6,748,616
		TOTAL CORPORATE BONDS (IDENTIFIED COST $262,739,811)	255,423,278
Shares			Value in U.S. Dollars
		COMMON STOCKS--0.6%
		Chemicals--0.4%
395	[3]	General Chemical Industrial Products, Inc.	$569,140
169	[3]	General Chemical Industrial Products, Inc., Warrants	179,958
228	[3]	General Chemical Industrial Products, Inc., Warrants	283,958
		TOTAL	1,033,056
		Industrial - Other--0.1%
214,806	[1,3]	ACP Holdings Corp., Warrants	327,579
		Media - Cable--0.1%
12,520		Virgin Media, Inc.	328,149
		Media - Non-Cable--0.0%
1,375	[1,3]	Advanstar, Inc., Warrants	14
2,200	[3]	XM Satellite Radio, Inc., Warrants	17,600
22,000	[3]	Ziff Davis Media, Inc., Warrants	220
		TOTAL	17,834
		Metals & Mining--0.0%
138,395	[1,3]	Royal Oak Mines, Inc.	2,145
		Other--0.0%
469	[1,3]	CVC Claims Litigation LLC	0
		Packaging--0.0%
5	[1,3]	Pliant Corp.	0
45,000	[1,3]	Russell Stanley Holdings, Inc.	0
		TOTAL	0
		Paper--0.0%
900	[1,3]	MDP Acquisitions PLC, Warrants	14,400
		TOTAL COMMON STOCKS (IDENTIFIED COST $6,893,125)	1,723,163
		PREFERRED STOCK--0.0%
		Media - Non-Cable--0.0%
120	[3]	Ziff Davis Media, Inc., PIK Pfd., Series E-1 (IDENTIFIED COST $0)	12,600
Principal Amount			Value in U.S. Dollars
		REPURCHASE AGREEMENT--5.9%
$16,089,000		Interest in $4,600,000,000 joint repurchase agreement 5.34% dated 2/28/2007, under which Bank of America N.A. will repurchase U.S. Government Agency securities with various maturities to 6/1/2035 for $4,600,682,333 on 3/1/2007. The market value of the underlying securities at the end of the period was $4,692,695,980. (AT COST)	$16,089,000
		TOTAL INVESTMENTS--99.3% (IDENTIFIED COST $285,721,936) [4]	273,248,041
		OTHER ASSETS AND LIABILITIES - NET--0.7%	2,046,280
		TOTAL NET ASSETS--100%	$275,294,321

1 Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At February 28, 2007, these restricted securities amounted to $46,173,868, which represented 16.8% of total net assets.

2 Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At February 28, 2007, these liquid restricted securities amounted to $45,810,657, which represented 16.6% of total net assets.

3 Non-income producing security.

4 The cost of investments for federal tax purposes amounts to $298,589,356.

At February 28, 2007, the Fund had the following outstanding credit default swap:

Counter- party	Reference Entity	Buy/Sell	Receive Fixed Rate	Expiration Date	Notional Amount	Unrealized Depreciation
Goldman Sachs	Series 7 High Yield CDX	Sell	3.00%	12/20/2011	$7,000,000	$(32,700)

At February 28, 2007, the Fund had outstanding foreign currency commitments as follows:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Purchased:
3/5/2007	1,121,979 Euro Dollars	$1,464,508	$1,485,089	$ 20,581
3/5/2007	1,490,000 Euro Dollars	$1,932,336	$1,972,214	$ 39,878
Contracts Sold:
3/5/2007	4,450,000 Euro Dollars	$5,843,072	$5,890,169	$(47,097)
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$ 13,362

Note: The categories of investments are shown as a percentage of total net assets at February 28, 2007.

The following acronym is used throughout this portfolio:

PIK	--Payment in Kind

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

February 28, 2007

Assets:
Total investments in securities, at value (identified cost $285,721,936)		$273,248,041
Cash		1,304
Income receivable		4,911,363
Receivable for investments sold		629,896
Receivable for shares sold		177,001
Receivable for foreign currency exchange contracts		13,362
Net receivable for swap contracts		177,300
Other assets		10,616
TOTAL ASSETS		279,168,883
Liabilities:
Payable for investments purchased	$1,975,000
Payable for shares redeemed	1,460,531
Income distribution payable	288,393
Payable for shareholder services fee (Note 5)	71,822
Accrued expenses	78,816
TOTAL LIABILITIES		3,874,562
Net assets for 44,715,467 shares outstanding		$275,294,321
Net Assets Consist of:
Paid-in capital		$575,797,160
Net unrealized depreciation of investments, translation of assets and liabilities in foreign currency and swap contracts		(12,492,305)
Accumulated net realized loss on investments, options and foreign currency transactions		(288,100,738)
Undistributed net investment income		90,204
TOTAL NET ASSETS		$275,294,321
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Net asset value and offering price per share ($275,294,321 ÷ 44,715,467 shares outstanding), no par value, unlimited shares authorized		$6.16
Redemption proceeds per share (98/100 of $6.16) [1]		$6.04

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Year Ended February 28, 2007

Investment Income:
Dividends			$726,589
Interest			20,836,875
TOTAL INCOME			21,563,464
Expenses:
Investment adviser fee (Note 5)		$2,017,742
Administrative personnel and services fee (Note 5)		213,882
Account administration fee		3,115
Custodian fees		16,939
Transfer and dividend disbursing agent fees and expenses		174,752
Directors'/Trustees' fees		14,539
Auditing fees		23,443
Legal fees		9,516
Portfolio accounting fees		92,737
Shareholder services fee (Note 5)		619,755
Share registration costs		24,182
Printing and postage		34,969
Insurance premiums		5,511
Miscellaneous		11,682
TOTAL EXPENSES		3,262,764
Waivers (Note 5):
Waiver of investment adviser fee	$(641,969)
Waiver of administrative personnel and services fee	(8,880)
Waiver of shareholder services fee	(16,180)
TOTAL WAIVERS		(667,029)
Net expenses			2,595,735
Net investment income			18,967,729
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Swap Contracts:
Net realized loss on investments and foreign currency transactions			(1,822,684)
Net change in unrealized depreciation of investments and foreign currency transactions			11,887,016
Net change in unrealized depreciation of swap contracts			(32,700)
Net realized and unrealized gain on investments, foreign currency transactions and swap contracts			10,031,632
Change in net assets resulting from operations			$28,999,361

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

Year Ended February 28	2007	2006
Increase (Decrease) in Net Assets
Operations:
Net investment income	$18,967,729	$23,948,974
Net realized loss on investments, options and foreign currency transactions	(1,822,684)	(2,160,535)
Net change in unrealized appreciation/depreciation of investments, options, translation of assets and liabilities in foreign currency and swap contracts	11,854,316	(13,396,417)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	28,999,361	8,392,022
Distributions to Shareholders:
Distributions from net investment income	(20,767,028)	(24,665,841)
Share Transactions:
Proceeds from sale of shares	53,498,378	55,407,924
Net asset value of shares issued to shareholders in payment of distributions declared	16,501,009	18,980,252
Redemption fee proceeds	16,234	280,112
Cost of shares redeemed	(92,530,387)	(178,172,819)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(22,514,766)	(103,504,531)
Change in net assets	(14,282,433)	(119,778,350)
Net Assets:
Beginning of period	289,576,754	409,355,104
End of period (including undistributed (distributions in excess of) net investment income of $90,204 and $(1,096,438), respectively)	$275,294,321	$289,576,754

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

February 28, 2007

1. ORGANIZATION

Federated High Yield Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed-income securities. The Fund's portfolio of investments consists primarily of lower-rated corporate debt obligations. These lower-rated obligations may be more susceptible to real or perceived adverse economic conditions than investment-grade bonds. These lower-rated debt obligations are regarded as predominately speculative with respect to each issuer's continuing ability to make interest and principle payments (i.e. the obligations are subject to the risk of default). The Fund offers one class of shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuation

Market values of the Fund's portfolio securities are determined as follows:

  for equity securities, according to the last sale price or official closing price reported in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;
  in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices;
  futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board of Trustees (the "Trustees") may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;
  prices for total return swaps are based upon a valuation model incorporating underlying reference indexes, interest rates, yield curves and other market data or factors. Prices for credit default swaps are furnished by an independent pricing service and are based upon a valuation model incorporating default probabilities, recovery rates and other market data or factors. Prices for interest rate swaps are furnished by an independent pricing service and are based upon a valuation model incorporating swap spreads, swap curve computations and other market data or factors;
  for investments in other open-end regulated investment companies, based on net asset value (NAV);
  for fixed-income securities, according to prices as furnished by an independent pricing service, except that fixed-income securities with remaining maturities of less than 60 days at the time of purchase are valued at amortized cost; and
  for all other securities at fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Prices for fixed-income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate fixed-income and asset-backed securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Trustees have approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

Trading in foreign securities may be completed at times which vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Fund values foreign securities using the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates are generally determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If such events materially affect the value of portfolio securities, these securities may be valued at their fair value as determined in good faith by the Trustees, although the actual calculation may be done by others.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a "securities entitlement" and exercises "control" as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the "Code") and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country's tax rules and rates.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

The Fund may enter into swap contracts. A swap is an exchange of cash payments between the Fund and another party, which is based on a specific financial index or other reference instrument. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. When a swap contract is closed, the Fund recognizes a realized gain or loss. For the year ended February 28, 2007, the Fund had no net realized gains or losses on swap contracts.

The Fund utilized credit default swap contracts. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the "par value," of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. The maximum exposure to loss of the notional value of credit default swaps outstanding at February 28, 2007 is $7,000,000. Credit default swap transactions involve greater risks than if the Fund had invested in a reference obligation directly. The cash paid or received on a credit default swap is recognized as realized gains or losses when such a payment is paid or received.

Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract, from unanticipated changes in the value of the financial index on which the swap agreement is based, or from unfavorable changes in market conditions or interest rates.

Swap contracts outstanding at year end are listed after the Fund's portfolio of investments.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Foreign exchange contracts outstanding at year end are listed after the Fund's portfolio of investments.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Restricted Securities

Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Trustees.

Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, held at February 28, 2007, is as follows:

Security	Acquisition Date	Acquisition Cost
ACP Holdings Corp., Warrants	9/24/2003	$ 0
Advanstar, Inc., Warrants	2/14/2001	$ 112,987
CVC Claims Litigation LLC	3/26/1997 - 8/19/1997	$4,646,903
Diamond Brands Operating Corp., Sr. Sub. Note, 10.125%, 4/15/2008	4/15/1998	$ 788,189
Diamond Brands, Inc., Sr. Disc. Deb., 12.875%, 4/15/2009	4/15/1998	$ 752,927
MDP Acquisitions PLC, Warrants	9/23/2002	$ 0
Pliant Corp.	7/18/2006	$ 0
Royal Oaks Mines, Inc.	6/30/1998 - 2/24/1999	$ 15,376
Russell Stanley Holdings, Inc., Sr. Sub. Note, 9.00%, 11/30/2008	2/5/1999 - 5/15/2005	$2,139,491
Russell Stanley Holdings, Inc.	11/9/2001	$ 0

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

3. SHARES OF BENEFICIAL INTEREST

The following table summarizes share activity:

Year Ended February 28	2007	2006
Shares sold	8,901,231	9,316,046
Shares issued to shareholders in payment of distributions declared	2,754,788	3,189,801
Shares redeemed	(15,482,825)	(29,717,684)
NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(3,826,806)	(17,211,837)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for discount accretion/premium amortization on debt securities, foreign currency reclass, swap income reclass and adjustments for tax gain/loss on sale of defaulted securities.

For the year ended February 28, 2007, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$391,401	$2,985,941	$(3,377,342)

Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended February 28, 2007 and 2006, was as follows:

	2007	2006
Ordinary income	$20,767,028	$24,665,841

As of February 28, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$91,504
Net unrealized depreciation	$(25,340,386)
Capital loss carryforward	$(275,253,957)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to tax deferral of losses on wash sales, discount accretion/premium amortization on debt securities and cost adjustments and interest write-offs for defaulted bonds.

At February 28, 2007, the cost of investments for federal tax purposes was $298,589,356. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and swap contracts was $25,341,315. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $13,012,008 and net unrealized depreciation from investments for those securities having an excess of cost over value of $38,353,323.

At February 28, 2007, the Fund had a capital loss carryforward of $275,253,957 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2008	$ 7,702,053
2009	$ 35,176,615
2010	$92,960,310
2011	$94,995,842
2012	$36,932,748
2014	$ 4,449,545
2015	$ 3,036,844

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.75% of the Fund's average daily net assets. For the year ended February 28, 2007, the Adviser waived $641,969 of its fee.

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. For the year ended February 28, 2007, the net fee paid to FAS was 0.076% of average aggregate daily net assets of the Fund.

Redemption Fees

Effective May 15, 2004, the Fund began imposing a 2.00% redemption fee to shareholders of the Fund's Shares who redeem shares held for 90 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in-capital. For the years ended February 28, 2007 and 2006, the redemption fees for the Fund's Shares amounted to $16,234 and $280,112, respectively.

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. For the year ended February 28, 2007, FSSC waived $16,180 of its fee. For the year ended February 28, 2007, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.99% for the fiscal year ending February 29, 2008. Although these actions are voluntary, the Adviser and its affiliates have agreed not to terminate these waivers and/or reimbursements until after April 30, 2008.

General

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended February 28, 2007, were as follows:

Purchases	$109,298,697
Sales	$139,534,453

7. LINE OF CREDIT

The Fund participates in a $150,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.65% over the federal funds rate. As of February 28, 2007, there were no outstanding loans. During the year ended February 28, 2007, the Fund did not utilize the LOC.

8. LEGAL PROCEEDINGS

Beginning in October 2003, Federated Investors, Inc. and various subsidiaries thereof (including the advisers and distributor for various investment companies, collectively, "Federated"), along with various investment companies sponsored by Federated ("Funds") were named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Funds from the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated and various Funds have also been named as defendants in several additional lawsuits, the majority of which are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Funds has retained the law firm of Dickstein Shapiro LLP to represent the Funds in these lawsuits. Federated and the Funds, and their respective counsel, are reviewing the allegations and intend to defend this litigation. Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

9. RECENT ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as a fund's last NAV calculation in the first required financial statement reporting period. As a result, the Fund will adopt FIN 48 no later than August 31, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

In addition, in September 2006, FASB released Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157) which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

10. FEDERAL TAX INFORMATION (UNAUDITED)

For the fiscal year ended February 28, 2007, 3.29% of total ordinary dividends paid by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended February 28, 2007, 3.29% qualify for the dividend received deduction available to corporate shareholders.

Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FEDERATED HIGH YIELD TRUST:

We have audited the accompanying statement of assets and liabilities of Federated High Yield Trust (the "Fund"), including the portfolio of investments, as of February 28, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Yield Trust at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Ernst & Young LLP

Boston, Massachusetts
April 19, 2007

Board of Trustees and Fund Officers

The Board is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. As of December 31, 2006, the Fund comprised one portfolio, and the Federated Fund Complex consisted of 45 investment companies (comprising 148 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-341-7400.

INTERESTED TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 TRUSTEE Began serving: April 1984	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.

Previous Positions : Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company and Chairman and Director, Federated Investment Counseling.

J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND TRUSTEE Began serving: April 1999	Principal Occupations : Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.

Previous Positions : President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Lawrence D. Ellis, M.D.* Birth Date: October 11, 1932 3471 Fifth Avenue Suite 1111 Pittsburgh, PA TRUSTEE Began serving: August 1987	Principal Occupations : Director or Trustee of the Federated Fund Complex; Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center Downtown; Hematologist, Oncologist and Internist, University of Pittsburgh Medical Center.

Other Directorships Held : Member, National Board of Trustees, Leukemia Society of America.

Previous Positions : Trustee, University of Pittsburgh; Director, University of Pittsburgh Medical Center.

* Family relationships and reasons for "interested" status: John F. Donahue is the father of J. Christopher Donahue; both are "interested" due to the positions they hold with Federated Investors, Inc. and its subsidiaries. Lawrence D. Ellis, M.D. is "interested" because his son-in-law is employed by the Fund's principal underwriter, Federated Securities Corp.

INDEPENDENT TRUSTEES BACKGROUND

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Thomas G. Bigley Birth Date: February 3, 1934 15 Old Timber Trail Pittsburgh, PA TRUSTEE Began serving: October 1995	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director, Member of Executive Committee, Children's Hospital of Pittsburgh; Director, University of Pittsburgh.

Previous Position : Senior Partner, Ernst & Young LLP.

John T. Conroy, Jr. Birth Date: June 23, 1937 Investment Properties Corporation 3838 North Tamiami Trail Suite 402 Naples, FL TRUSTEE Began serving: August 1991	Principal Occupations : Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida.

Previous Positions : President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Nicholas P. Constantakis Birth Date: September 3, 1939 175 Woodshire Drive Pittsburgh, PA TRUSTEE Began serving: April 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Director and Member of the Adult Committee, Micheal Baker Corporation (engineering and energy services worldwide).

Previous Position : Partner, Andersen Worldwide SC.

John F. Cunningham Birth Date: March 5, 1943 353 El Brillo Way Palm Beach, FL TRUSTEE Began serving: April 1999	Principal Occupation : Director or Trustee of the Federated Fund Complex; Director, QSGI, Inc. (technology services company).

Other Directorships Held : Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.

Previous Positions : Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.

Peter E. Madden Birth Date: March 16, 1942 One Royal Palm Way 100 Royal Palm Way Palm Beach, FL TRUSTEE Began serving: August 1991	Principal Occupation : Director or Trustee of the Federated Fund Complex.

Other Directorships Held : Board of Overseers, Babson College.

Previous Positions : Representative, Commonwealth of Massachusetts General Court; President, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 80 South Road Westhampton Beach, NY TRUSTEE Began serving: April 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; Management Consultant.

Previous Positions : Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).

John E. Murray, Jr., J.D., S.J.D. Birth Date: December 20, 1932 Chancellor, Duquesne University Pittsburgh, PA TRUSTEE Began serving: February 1995	Principal Occupations : Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex; Chancellor and Law Professor, Duquesne University; Partner, Murray, Hogue & Lannis.

Other Directorships Held : Director, Micheal Baker Corp. (engineering, construction, operations and technical services).

Previous Positions : President, Duquesne University; Dean and Professor of Law, University of Pittsburgh School of Law; Dean and Professor of Law, Villanova University School of Law.

Thomas M. O'Neill Birth Date: June 14, 1951 95 Standish Street P.O. Box 2779 Duxbury, MA TRUSTEE Began serving: October 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Managing Director and Partner, Navigator Management Company, L.P. (investment and strategic consulting).

Other Directorships Held : Director, Midway Pacific (lumber); Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.

Previous Positions : Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; and Credit Analyst and Lending Officer, Fleet Bank.

Name Birth Date Address Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Marjorie P. Smuts Birth Date: June 21, 1935 4905 Bayard Street Pittsburgh, PA TRUSTEE Began serving: April 1984	Principal Occupations : Director or Trustee of the Federated Fund Complex.

Previous Positions : Public Relations/Marketing Consultant/Conference Coordinator; National Spokesperson, Aluminum Company of America; television producer; President, Marj Palmer Assoc.; Owner, Scandia Bord.

John S. Walsh Birth Date: November 28, 1957 2604 William Drive Valparaiso, IN TRUSTEE Began serving: April 1999	Principal Occupations : Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.

Previous Position : Vice President, Walsh & Kelly, Inc.

James F. Will Birth Date: October 12, 1938 721 E. McMurray Road McMurray, PA TRUSTEE Began serving: April 2006	Principal Occupations : Director or Trustee of the Federated Fund Complex; Prior to June 2006, Vice Chancellor and President, Saint Vincent College. Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.

Previous Positions : Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: April 1984	Principal Occupations : Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.

Previous Positions : Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations : Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.

Previous Positions : Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.

Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Began serving: April 1984	Principal Occupations : Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.

Previous Positions : President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc. and Director and Chief Executive Officer, Federated Securities Corp.

Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations : Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.

Name Birth Date Positions Held with Fund Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations : Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Mark E. Durbiano Birth Date: September 21, 1959 VICE PRESIDENT Began serving: November 1998	Principal Occupations : Mark E. Durbiano has been the Fund's Portfolio Manager since August 1984. He is Vice President of the Fund. Mr. Durbiano joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund's Adviser since 1996. From 1988 through 1995, Mr. Durbiano was a Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

Evaluation and Approval of Advisory Contract

FEDERATED HIGH YIELD TRUST (THE "FUND")

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2006. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

Prior to the meeting, the Adviser had recommended that the Federated Funds appoint a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated Fund. The Senior Officer appointed by the Funds has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent written evaluation that covered topics discussed below, which the Board considered, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with judicial decisions concerning allegedly excessive investment advisory fees which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the Fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize "economies of scale" as the Fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with the Fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for like services and costs to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates from supplying such services. The Board was aware of these considerations and was guided by them in its review of the Fund's advisory contract to the extent they are appropriate and relevant, as discussed further below.

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated Funds, and was assisted in its deliberations by the advice of independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board has received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or "peer group" funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates; the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated Funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated Funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.

With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because, simply put, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences included, but are not limited to targeting different investors, being subject to different laws and regulations, different legal structure, distribution costs, average account size and portfolio management techniques made necessary by different cash flows. The Senior Officer did not consider these fee schedules to be significant in determining the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, and directed the preparation of independent reports, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups is of significance in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for both the one and three year periods ending December 31, 2005. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated Funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated Funds under separate contracts (e.g., for serving as the Federated Funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated Fund trades as well as waivers of fees and/or reimbursements of expenses. In order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have indicated to the Board their intention to do so in the future, where appropriate.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund by fund basis and made estimates of the allocation of expenses on a fund by fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs and the lack of consensus on how to allocate those costs causes such allocation reports to be of questionable value. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board also reviewed profitability information for Federated and other publicly held fund management companies, provided by the Senior Officer, who noted the limited availability of such information, and concluded that Federated's profit margins did not appear to be excessive.

The Senior Officer's evaluation also discussed the notion of possible realization of "economies of scale" as a fund grows larger. The Board considered in this regard that the Adviser has made significant additional investments in the portfolio management and distribution efforts supporting all of the Federated funds and that the benefits of any economies, should they exist, were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with "breakpoints" that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

During the year ending December 31, 2005, the Fund's investment advisory fee after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

No changes were recommended to, and no objection was raised to the continuation of the Fund's advisory contract, and the Senior Officer noted that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. For 2005, the Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and in the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were relevant to every Federated Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

The Senior Officer also made recommendations relating to the organization and availability of data and verification of processes for purposes of implementing future evaluations which the Adviser has agreed to implement.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through Federated's website. Go to FederatedInvestors.com, select "Products," select the "Prospectuses and Regulatory Reports" link, then select the Fund to access the link to Form N-PX. This information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the "Products" section of Federated's website at FederatedInvestors.com by clicking on "Portfolio Holdings" and selecting the name of the Fund, or by selecting the name of the Fund and clicking on "Portfolio Holdings." You must register on the website the first time you wish to access this information.

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

Federated
World-Class Investment Manager

Federated High Yield Trust
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 314197104

30221 (4/07)

Federated is a registered mark of Federated Investors, Inc. 2007 (c)Federated Investors, Inc.

ITEM 2.     CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -
Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer;
the registrant's Principal Financial Officer also serves as the Principal
Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the
Section 406 Standards for Investment Companies - Ethical Standards for Principal
Executive and Financial Officers.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is
"independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Thomas G. Bigley, John T. Conroy, Jr., Nicholas P.
Constantakis and Charles F. Mansfield, Jr.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)          Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $24,500

                  Fiscal year ended 2006 - $23,883

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $81

            Fiscal year ended 2006 - Transfer agent testing.

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $111,153
      respectively.  Fiscal year ended 2006 - Sarbanes Oxley sec. 302 procedures.

(c)          Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2007 - $0

                  Fiscal year ended 2006 - $0

      Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
      respectively.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-
approval by the Audit Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The
Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the
Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

      (1)         The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment
                  adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides
                  ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;
      (2)         Such services were not recognized by the registrant, the
                  registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the
                  registrant  at the time of the engagement to be non-audit
                  services; and
      (3)         Such services are promptly brought to the attention of the
                  Audit Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit
Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal
Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(c)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

            4(d)

                  Fiscal year ended 2007 - 0%

                  Fiscal year ended 2006 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of
            Regulation S-X, 0% and 0% respectively.

(f)   NA

(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

            Fiscal year ended 2007 - $155,919

            Fiscal year ended 2006 - $185,579

(h)         The registrant's Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS

            Not Applicable

ITEM 6.     SCHEDULE OF INVESTMENTS

            Not Applicable

ITEM 7.     DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
            MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

            Not Applicable

ITEM 9.     PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
            COMPANY AND AFFILIATED PURCHASERS

            Not Applicable

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

            Not Applicable

ITEM 11.    CONTROLS AND PROCEDURES

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE
SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

REGISTRANT  FEDERATED HIGH YIELD TRUST

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK
            PRINCIPAL FINANCIAL OFFICER

DATE         April 23, 2007

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934 AND THE
INVESTMENT COMPANY ACT OF 1940, THIS REPORT HAS BEEN SIGNED BELOW BY THE
FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE
DATES INDICATED.

BY          /S/ J. CHRISTOPHER DONAHUE
            J. CHRISTOPHER DONAHUE
            PRINCIPAL EXECUTIVE OFFICER

DATE        April 23, 2007

BY          /S/ RICHARD A. NOVAK
            RICHARD A. NOVAK
            PRINCIPAL FINANCIAL OFFICER

DATE        April 23, 2007